                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ____________________
                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report: September 20, 2002

                              Flexxtech Corporation
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

           000-25499                                    88-0390360
     ----------------------                  -------------------------------
    (Commission File Number)                (IRS Employer Identification No.)

             5777 W. Century Blvd., Suite 767, Los Angeles, CA 90045
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (310) 342-0770
                                ----------------
              (Registrant's telephone number, including area code)

                         Infinite Technology Corporation
                        ---------------------------------
                           (Registrant's Former name)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

We signed a definitive agreement to acquire eighty percent (80%) of the outstanding stock of W3M, Inc. (dba Paradigm Cabling Systems) from shareholders of W3M, Inc. to include Michael Cummings and Ashford Capital. The closing shall occur at the completion of audited financial statements for the last two years, which are expected to be completed by November 1, 2002.

The acquisition price was $1,425,000 of newly issued Class A Preferred Shares to Paradigm shareholders. The Class A Preferred Shares are a new class that will be presented to shareholders for a vote within the next 30 days. Should shareholders not approve the issuance of the new class of stock, the Sellers have agreed to accept common stock. Flexxtech has also agreed to deliver $250,000 for working capital with no definitive terms.

Paradigm is a full service computer cabling, networking and telecommunications integrator contractor, providing networks from stem to stem in house. Founded in 1998 and headquartered in Lake Forest, California, Paradigm participates in the worldwide network infrastructure market to end users, which is estimated at $20 billion. The structured cabling market is estimated at $8 billion and the telephony services market is estimated at $12 billion. Paradigm's blue chip customers include Verizon, Lucent, SBC/Pacific Bell, Indyme, Warner Brothers, UPS, Nextel, Pacific Sunwear, Intel, Wells Fargo Bank, Union Bank of California, and universities including: UCLA, UC Irvine, and Loma Linda University.

Paradigm sales for 2001 reached $5.6 million with an unaudited loss of near 10%. The Company restructured in its first quarter of 2002, by bringing in Michael Cummings as President and CEO.

Michael Cummings, the CEO and President of Paradigm became a member of the board of directors of Flexxtech on September 16, 2002.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5.     OTHER EVENTS

         Not applicable

ITEM 6.     CHANGE OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable

ITEM 7.     FINANCIAL STATEMENTS

     Not applicable

ITEM 8.     CHANGE IN FISCAL YEAR

     Not applicable.

EXHIBITS

Exhibit 2.1             Stock Purchase Agreement

Exhibit 2.2             Closing Certificate

Exhibit 2.3 Press Release - September 19 2002 - FLEXXTECH SIGNS DEFINITIVE AGREEMENT TO ACQUIRE PARADIGM CABLING SYSTEMS

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             By /s/  Greg Mardock
                                                -----------------------
                                                 Greg Mardock
                                                 President

     Date: September 20, 2002

EXHIBITS

EX-2.1   STOCK PURCHASE AGREEMENT

EX-2.2   CLOSING CERTIFICATE

EX-2.3 FLEXXTECH PRESS RELEASE - SEPTEMBER 19, 2002 - FLEXXTECH SIGNS DEFINITIVE AGREEMENT TO ACQUIRE PARADIGM CABLING SYSTEMS